UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)     July 24, 2012

Datawatch Corporation

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

000-19960	02-0405716
(Commission File Number)	(IRS Employer Identification No.)

Quorum Office Park 271 Mill Road Chelmsford, Massachusetts	01824
(Address of Principal Executive Offices)	(Zip Code)

(978) 441-2200

 (Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see  General Instruction A.2. below):

☐                Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition

On July 26, 2012, Datawatch Corporation (the “Company”) issued a press release reporting its financial results for its quarter ended June 30, 2012.  A copy of the press release is attached as Exhibit 99.1 to this report and is incorporated herein by reference.

The information contained herein, including in the exhibits attached hereto and incorporated herein by reference, is intended to be furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended.  The information contained herein and in the accompanying exhibits shall not be incorporated by reference into any filing with the U.S. Securities and Exchange Commission made by the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filings.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers

On July 24, 2012, Murray P. Fish resigned as Chief Financial Officer and Vice President of Finance, effective August 15, 2012.  His resignation is not due to a disagreement with the Company on any matter relating to its operations, policies or practices, including with regard to the accuracy of its financial statements.

Under Mr. Fish’s executive severance agreement with the Company dated as of March 26, 2007, as amended on July 24, 2012 (the “Executive Agreement”), Mr. Fish is entitled to a continuation of base salary for a period of nine months from the date of his termination and to receive payment of his annual executive bonus for the current fiscal year pro rated through August 15, 2012, subject to his execution of a general release and compliance with the provisions of his Proprietary Information, Inventions and Non-Competition Agreement with the Company.  A copy of the amendment to the Executive Agreement dated July 24, 2012 is attached hereto as Exhibit 10.1 and is incorporated herein by reference.  The description of the Executive Agreement contained in this Current Report on Form 8-K is qualified in its entirety by reference to such document and to the original agreement as filed with the SEC as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed on March 26, 2007.

Michael A. Morrison, Chief Executive Officer, has been designated by the Board of Directors to serve as the Company’s interim principal financial officer until a permanent Chief Financial Officer is named.

Item 9.01	Financial Statements and Exhibits

(d)           Exhibits

The following Exhibit is furnished as part of this report:

Exhibit No.            Description

10.1	Amendment to the Executive Agreement by and between the Company and Murray P. Fish, dated March 26, 2007 as amended on July 24, 2012.

99.1	Press release issued by the Company, dated July 26, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DATAWATCH CORPORATION

Date: July 26, 2012	By:	/s/ Michael A. Morrison
Name: Michael A. Morrison
Title: President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1	Amendment to the Executive Agreement by and between the Company and Murray P. Fish, dated March 27, 2007 as amended on July 24, 2012.

99.1	Press release issued by the Company, dated July 26, 2012.